Exhibit 10.3

AMENDMENT

TO

PRE-FUNDED COMMON STOCK PURCHASE WARRANT

THIS AMENDMENT TO THE PRE-FUNDED COMMON STOCK PURCHASE WARRANT (this “Amendment”) is dated as of March 27, 2025, and is by and between Galera Therapeutics, Inc., a Delaware corporation (the “Company”), and [__________________________________] (the “Holder”).

RECITALS

WHEREAS, the Company and the Holder are parties to that certain Pre-Funded Common Stock Purchase Warrant of the Company, dated as of December 30, 2024 (the “Warrant”);

WHEREAS, pursuant to Section 5(l) of the Warrant, the provisions of the Warrant may be modified, amended, or waived with the written consent of the Company and the Holder; and

WHEREAS, the Company and the Holder desire to revise Section 3(e) of the Warrant to replace the phrase “50% or more” with “more than 50%”.

NOW, THEREFORE, in consideration of the premises, covenants and agreements set forth herein and of other good and valuable consideration, the receipt and legal sufficiency of which the parties hereto hereby acknowledge, and intending to be legally bound hereby, the parties hereto hereby agree as follows:

AGREEMENT

Section 1. Amendment. Section 3(e) of the Warrant is hereby amended as of the date hereof solely to replace the phrase “50% or more” with the phrase “more than 50%” in the eighth line of this section.

Section 2. General.

(a) No Other Amendments. Except as expressly set forth in this Amendment, all of the other terms and conditions of the Warrant shall remain in full force and effect on the terms and subject to the conditions set forth therein. This Amendment does not constitute, directly or by implication, an amendment or waiver of any provision of the Warrant, or any other right, remedy, power or privilege of any party, except as expressly set forth herein.

(b) References to Warrant. Each party acknowledges and agrees that all references to the Warrant refer to the Warrant as amended by this Amendment (or as the Warrant may be further amended or modified after the hereof in accordance with the terms of the Warrant).

(c) Counterparts. This Amendment may be executed in any number of counterparts, including by facsimile or other electronic transmission, by the parties hereto, each of which counterparts when so executed shall be an original, but all counterparts taken together shall constitute one and the same instrument.

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(signature page follows)

IN WITNESS WHEREOF, the Company and the Holder have caused this Amendment to be duly executed as of the date first above indicated.

COMPANY:

GALERA THERAPEUTICS, INC.

By:
Name:	J. Mel Sorensen
Title:	President and Chief Executive Officer

HOLDER:

[●]

By:
Name:	[●]
Title:	[●]